UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22744

American Funds Corporate Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Brian C. Janssen

American Funds Corporate Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Corporate Bond Fund® Annual report for the year ended May 31, 2022

A research-driven
fund focused on
investment-grade
corporate bonds

American Funds Corporate Bond Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares. Class F-2 share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2022 (the most recent calendar quarter-end):

	Cumulative total return	Average annual total return
			Lifetime
	1 year	5 years	(since 12/14/12)

Class A shares (reflecting 3.75% maximum sales charge)	–17.54%	0.57%	2.16%
Class F-2 shares	–14.11	1.62	2.67

The total annual fund operating expense ratios are 0.71% for Class A shares and 0.43% for Class F-2 shares as of the prospectus dated August 1, 2022 (unaudited). The expense ratios are restated to reflect current fees. The net expense ratios are 0.70% for Class A shares and 0.42% for Class F-2 shares.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2023. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results and the net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses would have been higher. Refer to the fund’s most recent prospectus for details. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of May 31, 2022, was 3.53% (3.51% without the reimbursement) for Class A shares and 3.91% (3.88% without the reimbursement) for F-2 shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share result reflects the 3.75% maximum sales charge.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

19	Financial statements

50	Board of trustees and other officers

Fellow investors:

We are pleased to present you with the annual report for American Funds Corporate Bond Fund. For the 12 months ended May 31, 2022, the fund’s Class A shares declined 10.47%, with all dividends reinvested. The fund’s primary benchmark, the Bloomberg U.S. Corporate Investment Grade Index, declined 10.28%, while the fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated Average, declined 9.99%.

During this time, the fund generated dividends totaling about 19 cents a share, providing investors who reinvested dividends with an income return of 1.68%.

At the end of the period, the fund’s corporate holdings represented about 87% of the portfolio. Financials and utilities were significant holdings, ending the fiscal year at around 23% and 15% of the portfolio, respectively. Government securities, primarily U.S. Treasury notes, accounted for roughly 7% of the portfolio. U.S.-domiciled issuers made up about 80% of the fund; issuers domiciled in the United Kingdom, Canada, Switzerland, Ireland, France and Germany were most represented in the remainder. All securities are, and have been, denominated in U.S. dollars. At fiscal year-end, cash and equivalents stood at 5%. A complete list of fund holdings begins on page 4.

Economic backdrop

The U.S. economy declined 1.4% in the first quarter of 2022, a reversal from the previous quarter’s growth of 6.9%, missing multiple analyst estimates. Declines in fixed investment, defense spending and record trade imbalances hampered growth. Consumer spending rose 2.7%, but amid a 7.8% increase in inflation.

Bonds declined sharply as high inflation and the initiation of central bank interest rate hikes weighed on fixed income markets. The Bloomberg U.S. Aggregate Index lost 8.92% year to date. The U.S. Treasury yield curve flattened significantly as short-term rates rose, pushing the spread between 10-year notes and two-year notes down to zero. The Bloomberg U.S. Credit Index fell 11.50% year to date primarily driven by the rise in interest rates and some widening of credit spreads. Although the U.S. Federal

Results at a glance

For periods ended May 31, 2022, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime (since 12/14/12)

American Funds Corporate Bond Fund (Class A shares)	–12.02%	–10.47%	1.07%	1.94%	2.89%
American Funds Corporate Bond Fund (Class F-2 shares)	–11.90	–10.22	1.37	2.22	3.00
Bloomberg U.S. Corporate Investment Grade Index[1]	–11.99	–10.28	0.76	1.92	2.56
Lipper Corporate Debt Funds BBB-Rated Average[2]	–11.43	–9.99	0.74	1.74	2.33
Lipper Corporate Debt Funds A-Rated Average[2]	–11.51	–9.60	0.36	1.58	2.19

[1]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[2]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Since the fund’s inception through July 29, 2016, certain fees, such as 12b-1 fees, were not charged on Class A shares. If these expenses had been deducted, results would have been lower.

American Funds Corporate Bond Fund	1

Reserve began drawing down some of its holdings in mortgage-backed securities, the sector held up relatively well, with the Bloomberg U.S. Mortgage-Backed Securities Index losing 7.29% year to date.

Corporate bond market

As the fund’s fiscal year ended, the Fed’s plan included a half percentage point hike, as the central bank attempted to bring down inflation, which ended the period at a 40-year high. They also indicated multiple hikes at future meetings would be necessary. The fund began the fiscal year with credit spreads on investment-grade corporate bonds — the premium investors receive for assuming credit and liquidity risks — standing at 84 basis points over Treasuries. The 10-year U.S. Treasury note yielded 1.60%, up from 0.92% at the start of 2021. Credit spreads continued to widen through the fund’s fiscal year as investors anticipated an economic downturn. Spreads ended the fund’s fiscal year at 130 basis points. Meanwhile, U.S. Treasury yields turned higher as inflationary fears added to concerns about a lengthy recession. The 10-year U.S. Treasury yield ended the fiscal year at 2.85%, up more than 1.20% from a year earlier.

Companies issued fewer bonds in both the first quarter of 2022 and year to date. Total corporate issuance decreased to $527 billion in the first quarter of 2022, compared to $610 billion a year earlier. Total issuance declined 23.2% compared to a year ago (year to date as of May 2022) to $738 billion. Given volatility, we may see more issuance in the first half of the year versus our expectations.

Inside the fund

Over the course of the fund’s fiscal year, we increased our exposure to U.S. Treasuries and financials holdings. We trimmed holdings in consumer non-cyclicals, energy and technology. Utilities remained relatively flat as a percentage of the portfolio.

In regard to the portfolio’s positioning versus its benchmark, the Bloomberg U.S. Corporate Investment Grade Index, the portfolio ended the fiscal year modestly underweight duration, with the expectation that rate volatility will persist in the near to medium term. With respect to credit spreads, the portfolio maintained a position broadly in line with the index. The portfolio maintains a defensive tilt as the multitude of risks to credit spreads is not commensurate with valuations at current levels, in our view. The portfolio’s average yield to maturity over the fiscal year has remained modestly below that of the benchmark. The portfolio holds ample cash and U.S. Treasuries for both liquidity and to fund attractive new investment opportunities.

Outlook

Looking ahead, the global economy faces many uncertainties. Inflation is a key risk and running higher than central banks’ targets. The Fed, in particular, has begun to raise policy rates and has commenced quantitative tightening. These actions should tighten financial conditions which, in turn, could pressure corporate spreads. The Russian invasion of Ukraine generates additional risks, including further inflationary pressures on supply chains and energy prices. We expect further volatility as a result. Furthermore, with over 200 basis points (bps) of Fed rate hikes already priced into valuations, a change in expectations or in the pace of tightening could also contribute to greater volatility, potentially hurting investment-grade corporates, which tend to be a higher duration asset class.

Despite these risks, there are some positives which are supporting corporate spreads. For example, the U.S. employment situation is strong and consumer balance sheets remain relatively healthy. Valuations are also more attractive compared to a year ago as markets have begun to price risks. The portfolio reflects this balance as we seek idiosyncratic opportunities to buy the bonds of companies with compelling fundamentals at reasonable valuations. At the same time, we are maintaining a cushion of liquidity to take advantage of any future market disruptions.

We thank you for making American Funds Corporate Bond Fund part of your portfolio.

Cordially,

Scott Sykes

President

July 12, 2022

2	American Funds Corporate Bond Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has fared for the period December 14, 2012, to May 31, 2022, with all distributions reinvested.

Fund results shown are for Class A shares and Class F-2 shares. Class A shares results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment1; thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Bloomberg Index Services Ltd. The Bloomberg U.S. Corporate Investment Grade Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Refinitiv Lipper. Results of the Lipper Corporate Debt Funds BBB-Rated Average do not reflect any sales charges.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Total returns based on a $1,000 investment (for the periods ended May 31, 2022)

	Cumulative total return	Average annual total return
	1 year	5 years	Lifetime (since 12/14/12)

Class A shares*	–13.86%	1.17%	2.48%
Class F-2 shares	–10.22	2.22	3.00

*	Assumes payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2023. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details. Visit capitalgroup.com for more information.

Although the fund has plans of distribution for Class A shares, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund’s investment adviser. Because fees for distribution services were not charged on these assets, total returns were higher. See the “Plans of distribution” section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

American Funds Corporate Bond Fund	3

Investment portfolio May 31, 2022

Sector diversification	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	6.39%
AAA/Aaa	1.25
AA/Aa	11.45
A/A	30.60
BBB/Baa	42.08
Below investment grade	3.13
Short-term securities & other assets less liabilities	5.10

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 94.90%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 86.83%
Financials 22.85%
ACE INA Holdings, Inc. 2.875% 2022	USD	1,205	$1,209
ACE INA Holdings, Inc. 3.35% 2026		675	674
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026		6,913	6,189
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.00% 2028		6,856	6,020
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032		12,411	10,483
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.40% 2033		1,239	1,022
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041		330	258
Allstate Corp. 0.75% 2025		440	401
Allstate Corp. 1.45% 2030		1,000	814
Allstate Corp. 3.85% 2049		500	447
American Express Co. 1.65% 2026		1,050	968
American Express Co. 3.125% 2026		75	74
American Express Co. 4.05% 2029		1,400	1,404
American International Group, Inc. 2.50% 2025		1,500	1,449
American International Group, Inc. 3.90% 2026		300	302
American International Group, Inc. 4.80% 2045		100	99
American International Group, Inc. 4.375% 2050		1,000	957
Aon Corp. / Aon Global Holdings PLC 2.60% 2031		1,000	864
Aon Corp. / Aon Global Holdings PLC 3.90% 2052		500	431
Arthur J. Gallagher & Co. 3.50% 2051		1,013	809
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[1]		11,819	9,805
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[1]		1,751	1,448
Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		4,046	3,404
Bank of America Corp. 2.572% 2032 (USD-SOFR + 1.21% on 10/20/2031)[1]		112	96
Bank of America Corp. 2.651% 2032 (USD-SOFR + 1.22% on 3/11/2031)[1]		11,994	10,463
Bank of America Corp. 2.687% 2032 (USD-SOFR + 1.32% on 4/22/2031)[1]		8,081	7,051
Bank of America Corp. 4.571% 2033 (USD-SOFR + 1.83% on 4/27/2032)[1]		2,801	2,832
Bank of America Corp. 3.846% 2037 (5-year CMT + 2.00% on 3/8/2032)[1]		2,800	2,538

4	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Bank of America Corp. 2.676% 2041 (USD-SOFR + 1.93% on 6/19/2040)[1]	2,500	$1,931
Bank of America Corp. 2.972% 2052 (USD-SOFR + 1.56% on 7/21/2051)[1]	1,290	979
Berkshire Hathaway Finance Corp. 4.20% 2048	813	792
Berkshire Hathaway Finance Corp. 4.25% 2049	300	297
Berkshire Hathaway, Inc. 3.125% 2026	350	350
Berkshire Hathaway, Inc. 2.30% 2027	1,108	1,067
Berkshire Hathaway, Inc. 2.875% 2032	606	557
Berkshire Hathaway, Inc. 4.50% 2043	125	124
Berkshire Hathaway, Inc. 3.85% 2052	301	275
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]	2,800	2,411
BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]	6,250	5,334
BNP Paribas 3.132% 2033 (USD-SOFR + 1.561% on 1/20/2032)[1,2]	250	216
Canadian Imperial Bank of Commerce (CIBC) 3.60% 2032	4,520	4,219
Capital One Financial Corp. 4.927% 2028 (USD-SOFR + 2.057% on 5/10/2027)[1]	1,775	1,804
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 2031	203	167
Chubb INA Holdings, Inc. 1.375% 2030	1,250	1,030
Chubb INA Holdings, Inc. 2.85% 2051	607	463
Chubb INA Holdings, Inc. 3.05% 2061	673	508
Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[1]	2,581	2,326
Citigroup, Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[1]	4,000	3,479
Citigroup, Inc. 2.561% 2032 (USD-SOFR + 1.167% on 5/1/2031)[1]	7,020	6,017
Citigroup, Inc. 3.057% 2033 (USD-SOFR + 1.351% on 1/25/2032)[1]	5,267	4,659
Citigroup, Inc. 3.785% 2033 (USD-SOFR + 1.939% on 3/17/2032)[1]	3,885	3,656
Citigroup, Inc. 4.91% 2033 (USD-SOFR + 2.086% on 5/24/2032)[1]	2,844	2,923
Commonwealth Bank of Australia 2.688% 2031[2]	2,425	2,034
Commonwealth Bank of Australia 3.784% 2032[2]	3,298	2,983
Commonwealth Bank of Australia 3.61% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.05% on 9/12/2029)[1]	1,000	909
Cooperatieve Rabobank UA 2.625% 2024[2]	1,200	1,181
Corebridge Financial, Inc. 3.65% 2027[2]	806	786
Corebridge Financial, Inc. 3.85% 2029[2]	757	727
Corebridge Financial, Inc. 3.90% 2032[2]	4,893	4,654
Corebridge Financial, Inc. 4.35% 2042[2]	533	485
Corebridge Financial, Inc. 4.40% 2052[2]	1,524	1,367
Crédit Agricole SA 1.247% 2027 (USD-SOFR + 0.892% on 1/26/2026)[1,2]	2,575	2,299
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[1,2]	650	648
Credit Suisse Group AG 3.80% 2023	425	427
Credit Suisse Group AG 2.95% 2025	1,275	1,244
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]	7,143	6,624
Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]	3,975	3,338
Danske Bank AS 4.298% 2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,2]	3,050	2,958
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	7,694	7,039
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[1]	5,436	4,775
Deutsche Bank AG 3.035% 2032 (USD-SOFR + 1.718% on 5/28/2031)[1]	950	789
DNB Bank ASA 1.535% 2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[1,2]	1,950	1,766
Five Corners Funding Trust II 2.85% 2030[2]	1,000	891
GE Capital Funding, LLC 4.55% 2032	400	403
Goldman Sachs Group, Inc. 1.093% 2026 (USD-SOFR + 0.789% on 12/9/2025)[1]	3,796	3,438
Goldman Sachs Group, Inc. (3-month USD-LIBOR + 1.17%) 2.581% 2026[3]	500	501
Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[1]	3,903	3,503
Goldman Sachs Group, Inc. 1.948% 2027 (USD-SOFR + 0.913% on 10/21/2026)[1]	1,239	1,131
Goldman Sachs Group, Inc. 3.615% 2028 (USD-SOFR + 1.846% on 3/15/2027)[1]	3,597	3,509
Goldman Sachs Group, Inc. 2.60% 2030	1,038	916
Goldman Sachs Group, Inc. 1.992% 2032 (USD-SOFR + 1.09% on 1/27/2031)[1]	2,049	1,686
Goldman Sachs Group, Inc. 2.383% 2032 (USD-SOFR + 1.248% on 7/21/2031)[1]	1,820	1,530
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[1]	3,309	2,855
Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 1.264% on 10/21/2031)[1]	1,234	1,059
Goldman Sachs Group, Inc. 3.102% 2033 (USD-SOFR + 1.41% on 2/24/2032)[1]	5,860	5,212
Goldman Sachs Group, Inc. 2.908% 2042 (USD-SOFR + 1.40% on 7/21/2041)[1]	2,836	2,210
Goldman Sachs Group, Inc. 3.21% 2042 (USD-SOFR + 1.513% on 4/22/2041)[1]	977	804
Goldman Sachs Group, Inc. 3.436% 2043 (USD-SOFR + 1.632% on 2/24/2042)[1]	7,217	6,093
Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]	9,275	8,465
Groupe BPCE SA 2.045% 2027 (USD-SOFR + 1.087% on 10/19/2026)[1,2]	1,500	1,349
Groupe BPCE SA 2.277% 2032 (USD-SOFR + 1.312% on 1/20/2031)[1,2]	1,450	1,191
HSBC Holdings PLC 2.251% 2027 (USD-SOFR + 1.10% on 11/22/2026)[1]	5,050	4,594

American Funds Corporate Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
HSBC Holdings PLC 4.755% 2028 (USD-SOFR + 2.11% on 6/9/27)[1]	2,630	$2,630
HSBC Holdings PLC 2.206% 2029 (USD-SOFR + 1.285% on 8/17/2028)[1]	3,050	2,645
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[1]	1,095	1,041
HSBC Holdings PLC 2.848% 2031 (USD-SOFR + 2.387% on 6/4/2030)[1]	610	530
HSBC Holdings PLC 2.804% 2032 (USD-SOFR + 1.187% on 5/24/2031)[1]	4,160	3,537
Intercontinental Exchange, Inc. 4.35% 2029	1,725	1,741
Intercontinental Exchange, Inc. 4.60% 2033	2,556	2,620
Intercontinental Exchange, Inc. 4.95% 2052	538	557
Intercontinental Exchange, Inc. 3.00% 2060	1,610	1,149
Intercontinental Exchange, Inc. 5.20% 2062	375	381
Intesa Sanpaolo SpA 3.875% 2028[2]	657	622
Intesa Sanpaolo SpA 4.00% 2029[2]	400	367
JPMorgan Chase & Co. 1.561% 2025 (USD-SOFR + 0.605% on 12/10/2024)[1]	10,044	9,534
JPMorgan Chase & Co. 2.301% 2025 (USD-SOFR + 1.16% on 10/15/2024)[1]	2,908	2,815
JPMorgan Chase & Co. 1.04% 2027 (USD-SOFR + 0.695% on 2/4/2026)[1]	1,682	1,515
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[1]	2,604	2,387
JPMorgan Chase & Co. 2.545% 2032 (USD-SOFR + 1.18% on 11/8/2031)[1]	3,760	3,246
JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[1]	741	647
JPMorgan Chase & Co. 2.963% 2033 (USD-SOFR + 1.26% on 1/25/2032)[1]	1,357	1,213
JPMorgan Chase & Co. 4.586% 2033 (USD-SOFR + 1.80% on 4/26/2032)[1]	3,073	3,159
JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)[1]	1,277	994
JPMorgan Chase & Co. 3.328% 2052 (USD-SOFR + 1.58% on 4/22/2051)[1]	1,850	1,512
Lloyds Banking Group PLC 3.75% 2027	213	210
Lloyds Banking Group PLC 4.375% 2028	590	588
Marsh & McLennan Companies, Inc. 4.375% 2029	230	234
Marsh & McLennan Companies, Inc. 2.375% 2031	548	474
Marsh & McLennan Companies, Inc. 4.90% 2049	395	411
Marsh & McLennan Companies, Inc. 2.90% 2051	1,010	750
MetLife, Inc. 4.55% 2030	2,670	2,762
MetLife, Inc. 4.60% 2046	100	101
Metropolitan Life Global Funding I 2.40% 2022[2]	240	240
Metropolitan Life Global Funding I 3.60% 2024[2]	400	402
Metropolitan Life Global Funding I 0.95% 2025[2]	1,203	1,118
Metropolitan Life Global Funding I 3.45% 2026[2]	150	148
Metropolitan Life Global Funding I 3.00% 2027[2]	700	675
Metropolitan Life Global Funding I 3.05% 2029[2]	250	234
Metropolitan Life Global Funding I 1.55% 2031[2]	1,000	813
Metropolitan Life Global Funding I 2.40% 2032[2]	250	217
Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	2,190	2,023
Morgan Stanley 0.529% 2024 (USD-SOFR + 0.455% on 1/25/2023)[1]	5,000	4,916
Morgan Stanley 1.164% 2025 (USD-SOFR + 0.56% on 10/21/2024)[1]	1,172	1,104
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[1]	4,304	3,879
Morgan Stanley 2.188% 2026 (USD-SOFR + 1.99% on 4/28/2025)[1]	3,000	2,869
Morgan Stanley 1.512% 2027 (USD-SOFR + 0.858% on 7/20/2026)[1]	2,300	2,082
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[1]	2,843	2,590
Morgan Stanley 4.21% 2028 (USD-SOFR + 1.61% on 4/20/2027)[1]	9,450	9,471
Morgan Stanley 1.794% 2032 (USD-SOFR + 1.034% on 2/13/2031)[1]	4,620	3,795
Morgan Stanley 2.239% 2032 (USD-SOFR + 1.178% on 7/21/2031)[1]	13,726	11,602
Morgan Stanley 2.511% 2032 (USD-SOFR + 1.20% on 10/20/2031)[1]	6,740	5,798
Morgan Stanley 2.943% 2033 (USD-SOFR + 1.29% on 1/21/2032)[1]	1,181	1,053
Morgan Stanley 5.297% 2037 (USD-SOFR + 2.62% on 4/20/2032)[1]	2,074	2,094
Morgan Stanley 3.217% 2042 (USD-SOFR + 1.485% on 4/22/2041)[1]	667	555
Muenchener Rueckversicherungs-Gesellschaft AG 5.875% 2042 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.982% on 5/23/2032)[1,2]	4,000	4,151
National Australia Bank, Ltd. 2.332% 2030[2]	1,100	904
Nationwide Building Society 3.96% 2030 (3-month USD-LIBOR + 1.855% on 7/18/2029)[1,2]	400	381
Nationwide Building Society 4.125% 2032 (5-year USD-ICE Swap + 1.849% on 10/18/2027)[1,2]	500	484
New York Life Global Funding 2.30% 2022[2]	1,150	1,150
New York Life Global Funding 0.95% 2025[2]	631	587
New York Life Global Funding 3.25% 2027[2]	4,000	3,950
New York Life Global Funding 3.00% 2028[2]	100	97
New York Life Global Funding 1.20% 2030[2]	4,535	3,650
New York Life Global Funding 1.85% 2031[2]	250	209
Nordea Bank AB 3.60% 2025[2]	980	980
Northwestern Mutual Global Funding 0.80% 2026[2]	3,782	3,442

6	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Nuveen, LLC 4.00% 2028[2]	220	$220
PRICOA Global Funding I 3.45% 2023[2]	175	177
Progressive Corp. 3.00% 2032	500	462
Prudential Financial, Inc. 3.905% 2047	350	313
Prudential Financial, Inc. 4.35% 2050	220	212
Prudential Financial, Inc. 3.70% 2051	1,255	1,102
Prudential Financial, Inc., junior subordinated, 5.70% 2048 (3-month USD-LIBOR + 2.665% on 9/15/2028)[1]	500	498
Royal Bank of Canada 3.875% 2032	3,720	3,606
Royal Bank of Scotland PLC 3.073% 2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.55% on 5/22/2027)[1]	800	746
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)[1]	600	586
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]	2,279	1,877
Synchrony Financial 3.95% 2027	1,025	979
Synchrony Financial 2.875% 2031	800	650
Toronto-Dominion Bank 3.20% 2032	2,203	2,020
Travelers Companies, Inc. 4.00% 2047	105	97
Travelers Companies, Inc. 4.05% 2048	100	92
Travelers Companies, Inc. 4.10% 2049	380	357
Travelers Companies, Inc. 2.55% 2050	603	435
UBS Group AG 1.364% 2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.08% on 1/30/2026)[1,2]	2,600	2,348
Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]	15,000	14,553
Wells Fargo & Company 3.908% 2026 (USD-SOFR + 1.32% on 4/25/2025)[1]	3,225	3,226
Wells Fargo & Company 3.196% 2027 (3-month USD-LIBOR + 1.17% on 6/17/2026)[1]	1,351	1,309
Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[1]	3,058	2,720
Wells Fargo & Company 3.35% 2033 (USD-SOFR + 1.50% on 3/2/2032)[1]	13,525	12,490
Wells Fargo & Company 4.611% 2053 (USD-SOFR + 2.13% on 4/25/2052)[1]	5,031	4,958
Westpac Banking Corp. 4.11% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.00% on 7/24/2029)[1]	2,128	1,997
Westpac Banking Corp. 2.668% 2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[1]	1,225	1,005
Willis North America, Inc. 4.65% 2027	500	504
		404,042

Utilities 14.67%
AEP Texas, Inc. 3.45% 2051	3,300	2,616
AEP Transmission Co., LLC 3.65% 2050	25	21
AEP Transmission Co., LLC 2.75% 2051	476	351
Alabama Power Co. 3.00% 2052	2,250	1,729
American Electric Power Company, Inc. 1.00% 2025	1,100	1,008
American Transmission Systems, Inc. 2.65% 2032[2]	685	597
CenterPoint Energy, Inc. 2.95% 2030	1,675	1,521
CenterPoint Energy, Inc. 2.65% 2031	5,000	4,358
Cleveland Electric Illuminating Co. 4.55% 2030[2]	2,500	2,529
Connecticut Light and Power Co. 2.05% 2031	1,075	926
Consumers Energy Co. 3.25% 2046	1,000	834
Consumers Energy Co. 3.10% 2050	2,592	2,067
Consumers Energy Co. 2.65% 2052	5,416	3,941
Dominion Resources, Inc., junior subordinated, 3.071% 2024[1]	1,000	996
DTE Energy Company 1.90% 2028	1,910	1,729
DTE Energy Company 3.00% 2032	1,639	1,519
Duke Energy Corp. 2.55% 2031	1,237	1,061
Duke Energy Progress, LLC 2.50% 2050	1,044	755
Edison International 4.95% 2025	50	51
Edison International 5.75% 2027	1,566	1,627
Edison International 4.125% 2028	11,477	11,003
Emera US Finance LP 2.639% 2031	7,975	6,869
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[1]	993	987
Entergy Corp. 1.60% 2030	475	391
Entergy Corp. 2.40% 2031	2,250	1,897
Entergy Texas, Inc. 1.75% 2031	1,500	1,245
FirstEnergy Corp. 2.05% 2025	275	257
FirstEnergy Corp. 1.60% 2026	4,125	3,751
FirstEnergy Corp. 3.50% 2028[2]	1,000	957

American Funds Corporate Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
FirstEnergy Corp. 4.10% 2028[2]	3,000	$2,969
FirstEnergy Corp. 2.25% 2030	8,830	7,416
FirstEnergy Corp. 2.65% 2030	14,891	13,052
FirstEnergy Corp. 7.375% 2031	3,389	4,007
FirstEnergy Corp., Series A, 3.10% 2022[1]	5,389	5,376
FirstEnergy Corp., Series B, 4.40% 2027[1]	18,920	18,804
FirstEnergy Transmission, LLC 2.866% 2028[2]	15,625	13,812
Florida Power & Light Company 2.45% 2032	1,950	1,743
Jersey Central Power & Light Co. 4.30% 2026[2]	1,085	1,089
Jersey Central Power & Light Co. 2.75% 2032[2]	250	218
Metropolitan Edison Co. 4.30% 2029[2]	200	201
MidAmerican Energy Holdings Co. 2.70% 2052	1,219	914
Mississippi Power Co. 4.25% 2042	600	541
Northern States Power Co. 2.90% 2050	559	445
Northern States Power Co. 2.60% 2051	1,000	743
Northern States Power Co. 4.50% 2052	300	313
Pacific Gas and Electric Co. 3.50% 2025	2,697	2,611
Pacific Gas and Electric Co. 2.95% 2026	343	319
Pacific Gas and Electric Co. 3.15% 2026	2,215	2,086
Pacific Gas and Electric Co. 2.10% 2027	2,500	2,177
Pacific Gas and Electric Co. 3.30% 2027	3,483	3,173
Pacific Gas and Electric Co. 3.30% 2027	449	414
Pacific Gas and Electric Co. 3.00% 2028	9,648	8,607
Pacific Gas and Electric Co. 3.75% 2028	8,241	7,598
Pacific Gas and Electric Co. 4.65% 2028	1,442	1,382
Pacific Gas and Electric Co. 4.55% 2030	20,459	19,066
Pacific Gas and Electric Co. 2.50% 2031	16,194	12,928
Pacific Gas and Electric Co. 3.25% 2031	2,684	2,255
Pacific Gas and Electric Co. 3.75% 2042	500	361
PacifiCorp, First Mortgage Bonds, 3.50% 2029	1,000	971
PECO Energy Co. 2.80% 2050	975	741
Progress Energy, Inc. 7.00% 2031	2,480	2,886
Public Service Electric and Gas Co. 3.65% 2028	1,000	992
Public Service Electric and Gas Co. 1.90% 2031	4,222	3,580
Public Service Electric and Gas Co. 3.10% 2032	3,650	3,416
Public Service Electric and Gas Co. 2.05% 2050	3,945	2,578
Public Service Electric and Gas Co. 3.00% 2051	124	98
San Diego Gas & Electric Co. 3.00% 2032	319	295
Southern California Edison Co. 1.20% 2026	440	400
Southern California Edison Co. 3.65% 2028	1,727	1,664
Southern California Edison Co. 2.85% 2029	4,958	4,468
Southern California Edison Co. 2.25% 2030	3,460	2,954
Southern California Edison Co. 2.50% 2031	5,658	4,850
Southern California Edison Co. 2.75% 2032	863	749
Southern California Edison Co. 2.95% 2051	5,653	4,016
Southern California Edison Co. 3.65% 2051	1,543	1,236
Southern California Edison Co. 3.45% 2052	1,236	963
Southern California Edison Co., Series C, 3.60% 2045	1,230	968
Southwestern Electric Power Co. 3.25% 2051	2,223	1,711
Union Electric Co. 2.15% 2032	1,350	1,154
Union Electric Co. 3.90% 2052	475	435
Virginia Electric and Power Co. 3.15% 2026	808	796
Virginia Electric and Power Co. 2.30% 2031	2,797	2,431
Virginia Electric and Power Co. 2.40% 2032	3,100	2,713
Virginia Electric and Power Co. 2.45% 2050	2,450	1,722
Wisconsin Electric Power Co. 2.85% 2051	810	607
Wisconsin Power and Light Co. 1.95% 2031	2,775	2,334
Xcel Energy, Inc. 1.75% 2027	6,558	5,971
Xcel Energy, Inc. 3.40% 2030	5,000	4,711
Xcel Energy, Inc. 2.35% 2031	4,330	3,679
Xcel Energy, Inc. 3.50% 2049	1,420	1,157
		259,459

8	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services 8.45%
Alphabet, Inc. 1.10% 2030	1,260	$1,060
AT&T, Inc. 2.30% 2027	6,400	5,981
AT&T, Inc. 1.65% 2028	3,500	3,104
AT&T, Inc. 2.75% 2031	10,038	8,997
AT&T, Inc. 2.25% 2032	10,677	9,041
AT&T, Inc. 2.55% 2033	8,667	7,333
AT&T, Inc. 3.50% 2053	5,725	4,624
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2024	1,500	1,524
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.05% 2029	1,000	997
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 2031	4,939	4,134
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.30% 2032	1,800	1,426
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.40% 2033	2,805	2,639
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 2049	612	540
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.80% 2050	420	362
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.70% 2051	3,440	2,499
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.90% 2052	980	733
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.25% 2053	1,975	1,802
Comcast Corp. 3.95% 2025	1,500	1,532
Comcast Corp. 4.15% 2028	1,000	1,024
Comcast Corp. 1.50% 2031	4,800	3,987
Comcast Corp. 1.95% 2031	2,044	1,761
Comcast Corp. 4.00% 2047	200	184
Comcast Corp. 4.00% 2048	290	267
Comcast Corp. 2.80% 2051	3,800	2,887
Comcast Corp. 2.887% 2051[2]	2,000	1,522
Magallanes, Inc. 5.05% 2042[2]	1,560	1,412
Magallanes, Inc. 5.141% 2052[2]	8,024	7,192
Magallanes, Inc. 5.391% 2062[2]	1,401	1,258
Netflix, Inc. 4.875% 2028	7,491	7,437
Netflix, Inc. 5.875% 2028	11,396	11,831
Netflix, Inc. 5.375% 2029[2]	5,574	5,623
Netflix, Inc. 6.375% 2029	50	53
Netflix, Inc. 4.875% 2030[2]	5,606	5,519
T-Mobile US, Inc. 1.50% 2026	1,200	1,100
T-Mobile US, Inc. 3.75% 2027	1,200	1,186
T-Mobile US, Inc. 2.05% 2028	2,450	2,188
T-Mobile US, Inc. 2.55% 2031	3,792	3,296
T-Mobile US, Inc. 3.00% 2041	423	333
T-Mobile US, Inc. 3.30% 2051	2,556	1,963
T-Mobile US, Inc. 3.40% 2052[2]	1,944	1,514
Verizon Communications, Inc. 2.10% 2028	900	819
Verizon Communications, Inc. 3.875% 2029	125	124
Verizon Communications, Inc. 1.68% 2030	1,050	872
Verizon Communications, Inc. 1.75% 2031	7,675	6,368
Verizon Communications, Inc. 2.55% 2031	925	820
Verizon Communications, Inc. 2.355% 2032	1,907	1,644
Verizon Communications, Inc. 2.65% 2040	10,397	8,042
Verizon Communications, Inc. 3.40% 2041	6,200	5,363
Verizon Communications, Inc. 3.85% 2042	206	186
Verizon Communications, Inc. 2.875% 2050	1,529	1,149
Verizon Communications, Inc. 3.55% 2051	900	762
Vodafone Group PLC 4.25% 2050	1,500	1,326
		149,340

Industrials 7.10%
Boeing Company 4.875% 2025	1,566	1,586
Boeing Company 2.196% 2026	6,750	6,188
Boeing Company 2.75% 2026	8,893	8,384
Boeing Company 2.70% 2027	505	465
Boeing Company 5.04% 2027	2,314	2,328
Boeing Company 3.25% 2028	13,627	12,590
Boeing Company 5.15% 2030	8,395	8,355
Boeing Company 3.625% 2031	470	423
Boeing Company 5.705% 2040	350	346
Boeing Company 3.75% 2050	209	155
Boeing Company 5.805% 2050	3,198	3,153
Burlington Northern Santa Fe, LLC 3.00% 2023	1,000	1,005

American Funds Corporate Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Burlington Northern Santa Fe, LLC 3.05% 2051	2,000	$1,594
Burlington Northern Santa Fe, LLC 3.30% 2051	1,062	888
Canadian National Railway Company 3.20% 2046	190	155
Canadian Pacific Railway, Ltd. 1.75% 2026	2,456	2,265
Canadian Pacific Railway, Ltd. 2.45% 2031	4,415	3,894
Canadian Pacific Railway, Ltd. 3.00% 2041	5,050	4,175
Canadian Pacific Railway, Ltd. 3.10% 2051	5,351	4,208
Carrier Global Corp. 2.242% 2025	382	367
Carrier Global Corp. 2.493% 2027	50	46
Carrier Global Corp. 2.722% 2030	488	432
Carrier Global Corp. 3.377% 2040	119	98
Carrier Global Corp. 3.577% 2050	103	83
CSX Corp. 3.80% 2028	1,559	1,555
CSX Corp. 4.25% 2029	1,000	1,015
CSX Corp. 3.35% 2049	1,015	830
CSX Corp. 2.50% 2051	2,079	1,470
General Dynamics Corp. 1.15% 2026	1,140	1,045
General Dynamics Corp. 3.625% 2030	1,690	1,674
General Dynamics Corp. 2.25% 2031	203	182
General Electric Capital Corp. 4.418% 2035	6,007	5,932
General Electric Capital Corp., Series A, 6.75% 2032	1,850	2,155
Honeywell International, Inc. 2.30% 2024	80	79
Honeywell International, Inc. 1.35% 2025	124	118
Honeywell International, Inc. 2.70% 2029	1,522	1,428
Honeywell International, Inc. 1.95% 2030	2,000	1,762
L3Harris Technologies, Inc. 1.80% 2031	925	760
Lockheed Martin Corp. 1.85% 2030	846	735
Lockheed Martin Corp. 3.60% 2035	75	72
Lockheed Martin Corp. 4.50% 2036	327	338
Masco Corp. 1.50% 2028	1,273	1,104
Masco Corp. 2.00% 2031	3,456	2,825
Masco Corp. 3.125% 2051	207	150
Norfolk Southern Corp. 3.05% 2050	1,356	1,063
Northrop Grumman Corp. 3.25% 2028	1,210	1,174
Otis Worldwide Corp. 3.362% 2050	1,000	777
Raytheon Technologies Corp. 1.90% 2031	3,150	2,654
Raytheon Technologies Corp. 2.375% 2032	1,500	1,309
Raytheon Technologies Corp. 2.82% 2051	750	563
Raytheon Technologies Corp. 3.03% 2052	3,000	2,355
Republic Services, Inc. 2.375% 2033	1,730	1,459
Siemens AG 1.20% 2026[2]	4,240	3,893
Union Pacific Corp. 3.15% 2024	750	752
Union Pacific Corp. 3.75% 2025	2,255	2,287
Union Pacific Corp. 2.15% 2027	1,000	940
Union Pacific Corp. 2.40% 2030	470	425
Union Pacific Corp. 2.375% 2031	1,807	1,603
Union Pacific Corp. 2.80% 2032	4,167	3,806
Union Pacific Corp. 2.891% 2036	1,332	1,155
Union Pacific Corp. 3.375% 2042	530	461
Union Pacific Corp. 4.30% 2049	510	501
Union Pacific Corp. 3.25% 2050	1,851	1,534
Union Pacific Corp. 2.95% 2052	2,503	1,938
Union Pacific Corp. 3.50% 2053	1,910	1,654
Union Pacific Corp. 3.95% 2059	805	724
United Technologies Corp. 3.65% 2023	23	23
United Technologies Corp. 4.125% 2028	1,475	1,502
United Technologies Corp. 4.50% 2042	250	251
Waste Management, Inc. 4.15% 2032	2,340	2,361
		125,576

Energy 5.99%
BP Capital Markets America, Inc. 2.721% 2032	1,450	1,306
BP Capital Markets America, Inc. 3.001% 2052	800	616
Canadian Natural Resources, Ltd. 2.95% 2023	997	999
Canadian Natural Resources, Ltd. 2.05% 2025	997	947
Canadian Natural Resources, Ltd. 3.85% 2027	5,095	5,028
Canadian Natural Resources, Ltd. 2.95% 2030	269	242

10	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Canadian Natural Resources, Ltd. 4.95% 2047	81	$81
Cheniere Energy, Inc. 3.70% 2029	1,009	955
Chevron Corp. 2.954% 2026	3,220	3,202
Chevron Corp. 1.995% 2027	2,925	2,748
Chevron Corp. 2.236% 2030	5,199	4,702
Chevron USA, Inc. 1.018% 2027	7,000	6,223
Chevron USA, Inc. 2.343% 2050	460	334
ConocoPhillips 3.80% 2052	1,468	1,341
Continental Resources, Inc. 2.875% 2032[2]	2,594	2,178
Diamondback Energy, Inc. 4.40% 2051	1,887	1,709
Diamondback Energy, Inc. 4.25% 2052	974	868
Energy Transfer Operating LP 5.00% 2050	8,129	7,335
Energy Transfer Partners LP 5.30% 2047	205	188
Energy Transfer Partners LP 6.00% 2048	692	686
Equinor ASA 3.625% 2028	1,370	1,365
Exxon Mobil Corp. 2.019% 2024	3,660	3,608
Exxon Mobil Corp. 2.44% 2029	2,323	2,146
Exxon Mobil Corp. 2.61% 2030	2,080	1,924
Exxon Mobil Corp. 3.452% 2051	2,620	2,274
MPLX LP 1.75% 2026	2,915	2,669
MPLX LP 4.70% 2048	716	640
MPLX LP 5.50% 2049	3,491	3,489
ONEOK, Inc. 2.20% 2025	352	331
ONEOK, Inc. 5.85% 2026	2,000	2,108
ONEOK, Inc. 3.40% 2029	1,440	1,317
ONEOK, Inc. 3.10% 2030	176	157
ONEOK, Inc. 6.35% 2031	2,798	3,051
ONEOK, Inc. 4.95% 2047	541	488
ONEOK, Inc. 5.20% 2048	2,749	2,600
ONEOK, Inc. 4.45% 2049	1,442	1,222
ONEOK, Inc. 4.50% 2050	551	466
ONEOK, Inc. 7.15% 2051	599	674
Petróleos Mexicanos 3.50% 2023	2,160	2,151
Petróleos Mexicanos 4.625% 2023	870	872
Petróleos Mexicanos 6.875% 2025	1,541	1,546
Petróleos Mexicanos 6.50% 2027	1,670	1,602
Petróleos Mexicanos 6.50% 2029	1,116	1,015
Petróleos Mexicanos 6.70% 2032	5,487	4,750
Qatar Petroleum 2.25% 2031[2]	2,270	2,018
Qatar Petroleum 3.125% 2041[2]	3,170	2,661
Qatar Petroleum 3.30% 2051[2]	1,530	1,262
SA Global Sukuk, Ltd. 1.602% 2026[2]	845	784
Shell International Finance BV 3.875% 2028	2,160	2,184
Shell International Finance BV 2.375% 2029	2,680	2,433
Shell International Finance BV 2.75% 2030	8,263	7,660
Shell International Finance BV 3.00% 2051	460	364
Total Capital International 3.455% 2029	1,120	1,095
Total Capital International 3.127% 2050	470	379
Williams Companies, Inc. 3.50% 2030	975	908
		105,901

Health care 5.92%
AmerisourceBergen Corp. 2.70% 2031	7,102	6,282
Amgen, Inc. 3.35% 2032	208	196
Amgen, Inc. 4.40% 2062	174	159
Anthem, Inc. 4.10% 2032	1,716	1,718
Anthem, Inc. 4.55% 2052	2,213	2,189
AstraZeneca Finance, LLC 1.75% 2028	1,750	1,583
AstraZeneca Finance, LLC 2.25% 2031	867	770
AstraZeneca PLC 2.375% 2022	1,000	1,000
AstraZeneca PLC 3.375% 2025	895	901
AstraZeneca PLC 0.70% 2026	2,965	2,684
AstraZeneca PLC 1.375% 2030	2,194	1,835
Baxter International, Inc. 2.539% 2032[2]	3,400	2,930
Bayer US Finance II, LLC 4.25% 2025[2]	450	454
Bayer US Finance II, LLC 4.375% 2028[2]	750	750
Boston Scientific Corp. 3.45% 2024	125	126

American Funds Corporate Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Boston Scientific Corp. 2.65% 2030	3,879	$3,469
Boston Scientific Corp. 4.70% 2049	135	134
Centene Corp. 2.45% 2028	6,355	5,717
Centene Corp. 4.625% 2029	2,470	2,438
Centene Corp. 3.00% 2030	4,185	3,729
Centene Corp. 3.375% 2030	1,963	1,804
Centene Corp. 2.50% 2031	5,015	4,283
Centene Corp. 2.625% 2031	1,530	1,315
Cigna Corp. 2.375% 2031	1,862	1,624
CVS Health Corp. 1.30% 2027	5,000	4,430
CVS Health Corp. 3.25% 2029	2,119	1,996
CVS Health Corp. 1.75% 2030	1,415	1,175
CVS Health Corp. 1.875% 2031	3,295	2,739
CVS Health Corp. 5.05% 2048	65	66
Gilead Sciences, Inc. 2.80% 2050	362	265
HCA, Inc. 4.125% 2029	1,000	970
HCA, Inc. 3.625% 2032[2]	2,828	2,586
HCA, Inc. 4.625% 2052[2]	630	556
Humana, Inc. 3.70% 2029	1,626	1,590
Johnson & Johnson 2.10% 2040	1,605	1,221
Kaiser Foundation Hospitals 2.81% 2041	660	527
Medtronic, Inc. 3.50% 2025	59	60
Merck & Co., Inc. 1.45% 2030	1,430	1,215
Novartis Capital Corp. 1.75% 2025	1,656	1,615
Novartis Capital Corp. 2.00% 2027	1,030	977
Novartis Capital Corp. 2.20% 2030	3,923	3,536
Partners HealthCare System, Inc. 3.192% 2049	1,000	809
Regeneron Pharmaceuticals, Inc. 1.75% 2030	746	618
Roche Holdings, Inc. 1.93% 2028[2]	7,136	6,464
Roche Holdings, Inc. 2.076% 2031[2]	8,182	7,159
Shire PLC 3.20% 2026	1,182	1,157
Summa Health 3.511% 2051	665	563
Teva Pharmaceutical Finance Co. BV 3.15% 2026	615	547
Teva Pharmaceutical Finance Co. BV 4.10% 2046	1,650	1,178
Thermo Fisher Scientific, Inc. 2.00% 2031	152	130
UnitedHealth Group, Inc. 2.375% 2024	535	529
UnitedHealth Group, Inc. 3.75% 2025	380	387
UnitedHealth Group, Inc. 2.875% 2029	348	330
UnitedHealth Group, Inc. 2.00% 2030	704	620
UnitedHealth Group, Inc. 2.30% 2031	10	9
UnitedHealth Group, Inc. 4.20% 2032	2,484	2,546
UnitedHealth Group, Inc. 3.05% 2041	2,000	1,676
UnitedHealth Group, Inc. 4.25% 2048	468	460
UnitedHealth Group, Inc. 4.45% 2048	285	287
UnitedHealth Group, Inc. 3.25% 2051	2,390	2,000
UnitedHealth Group, Inc. 4.75% 2052	2,486	2,629
UnitedHealth Group, Inc. 4.95% 2062	990	1,057
		104,769

Consumer staples 5.80%
7-Eleven, Inc. 0.95% 2026[2]	3,894	3,507
7-Eleven, Inc. 1.30% 2028[2]	4,060	3,472
7-Eleven, Inc. 1.80% 2031[2]	17,339	13,990
7-Eleven, Inc. 2.80% 2051[2]	762	527
Altria Group, Inc. 2.35% 2025	140	134
Altria Group, Inc. 4.40% 2026	22	22
Altria Group, Inc. 4.80% 2029	1,023	1,023
Altria Group, Inc. 3.40% 2030	872	785
Altria Group, Inc. 2.45% 2032	2,000	1,615
Altria Group, Inc. 5.95% 2049	1,399	1,348
Altria Group, Inc. 4.45% 2050	102	81
Altria Group, Inc. 3.70% 2051	5,865	4,119
Anheuser-Busch Co. / InBev Worldwide 4.90% 2046	5,095	5,091
Anheuser-Busch InBev NV 4.00% 2028	200	202
Anheuser-Busch InBev NV 4.75% 2029	1,531	1,594
Anheuser-Busch InBev NV 3.50% 2030	2,216	2,137
Anheuser-Busch InBev NV 4.90% 2031	250	264

12	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Anheuser-Busch InBev NV 4.439% 2048	280	$261
Anheuser-Busch InBev NV 5.55% 2049	889	966
Anheuser-Busch InBev NV 4.50% 2050	1,207	1,151
British American Tobacco International Finance PLC 1.668% 2026	986	891
British American Tobacco PLC 2.789% 2024	600	589
British American Tobacco PLC 3.215% 2026	470	449
British American Tobacco PLC 3.557% 2027	5,146	4,854
British American Tobacco PLC 2.259% 2028	6,141	5,314
British American Tobacco PLC 4.448% 2028	475	462
British American Tobacco PLC 4.906% 2030	2,000	1,939
British American Tobacco PLC 2.726% 2031	5,140	4,246
British American Tobacco PLC 3.734% 2040	860	638
British American Tobacco PLC 4.54% 2047	2,713	2,129
British American Tobacco PLC 4.758% 2049	1,995	1,602
British American Tobacco PLC 5.65% 2052	947	855
Coca-Cola Company 1.00% 2028	645	567
Coca-Cola Company 1.375% 2031	530	442
Coca-Cola Company 2.50% 2051	253	190
Conagra Brands, Inc. 4.30% 2024	2,771	2,810
Conagra Brands, Inc. 4.60% 2025	720	735
Conagra Brands, Inc. 1.375% 2027	2,710	2,324
Conagra Brands, Inc. 5.30% 2038	10	10
Conagra Brands, Inc. 5.40% 2048	617	614
Constellation Brands, Inc. 4.35% 2027	1,000	1,011
Constellation Brands, Inc. 3.60% 2028	200	193
Constellation Brands, Inc. 2.875% 2030	2,262	2,017
Constellation Brands, Inc. 2.25% 2031	3,745	3,122
Constellation Brands, Inc. 4.75% 2032	1,780	1,824
Constellation Brands, Inc. 4.10% 2048	200	173
Keurig Dr Pepper, Inc. 4.417% 2025	619	634
Keurig Dr Pepper, Inc. 3.20% 2030	1,090	1,002
Keurig Dr Pepper, Inc. 3.80% 2050	1,250	1,053
Nestlé Holdings, Inc. 0.625% 2026[2]	2,360	2,147
Nestlé Holdings, Inc. 1.00% 2027[2]	1,838	1,623
Nestlé Holdings, Inc. 1.15% 2027[2]	1,650	1,496
PepsiCo, Inc. 1.95% 2031	3,270	2,848
PepsiCo, Inc. 3.625% 2050	140	131
PepsiCo, Inc. 2.75% 2051	310	251
Philip Morris International, Inc. 2.875% 2024	972	974
Philip Morris International, Inc. 1.50% 2025	228	217
Philip Morris International, Inc. 0.875% 2026	1,035	931
Philip Morris International, Inc. 3.375% 2029	623	586
Philip Morris International, Inc. 1.75% 2030	1,910	1,545
Philip Morris International, Inc. 2.10% 2030	1,167	986
Philip Morris International, Inc. 4.125% 2043	698	594
Philip Morris International, Inc. 4.25% 2044	245	212
Procter & Gamble Company 0.55% 2025	1,646	1,524
Procter & Gamble Company 1.00% 2026	342	317
Procter & Gamble Company 1.20% 2030	1,000	835
Procter & Gamble Company 3.00% 2030	152	146
Reynolds American, Inc. 4.45% 2025	225	228
		102,569

Information technology 5.50%
Analog Devices, Inc. 1.70% 2028	1,549	1,382
Analog Devices, Inc. 2.10% 2031	2,666	2,331
Analog Devices, Inc. 2.95% 2051	596	479
Apple, Inc. 0.55% 2025	3,700	3,439
Apple, Inc. 1.125% 2025	2,004	1,909
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875% 2027	1,090	1,073
Broadcom, Inc. 4.00% 2029[2]	3,132	2,990
Broadcom, Inc. 4.75% 2029	4,052	4,055
Broadcom, Inc. 4.15% 2030	2,000	1,900
Broadcom, Inc. 3.419% 2033[2]	812	700
Broadcom, Inc. 3.469% 2034[2]	4,193	3,577
Broadcom, Inc. 3.137% 2035[2]	1,203	984
Broadcom, Inc. 3.187% 2036[2]	3,807	3,057

American Funds Corporate Bond Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Broadcom, Inc. 3.50% 2041[2]	5,505	$4,366
Broadcom, Inc. 3.75% 2051[2]	1,811	1,418
Fidelity National Information Services, Inc. 2.25% 2031	2,700	2,264
Fidelity National Information Services, Inc. 3.10% 2041	273	212
Fiserv, Inc. 3.50% 2029	1,186	1,110
Fiserv, Inc. 2.65% 2030	1,107	966
Global Payments, Inc. 2.90% 2030	1,306	1,143
Mastercard, Inc. 1.90% 2031	1,725	1,512
Mastercard, Inc. 2.95% 2051	686	556
Microsoft Corp. 3.30% 2027	2,575	2,609
Oracle Corp. 2.50% 2025	2,275	2,195
Oracle Corp. 2.30% 2028	1,663	1,470
Oracle Corp. 2.875% 2031	14,620	12,455
Oracle Corp. 3.60% 2050	3,020	2,188
Oracle Corp. 3.95% 2051	1,841	1,408
PayPal Holdings, Inc. 2.85% 2029	1,441	1,330
PayPal Holdings, Inc. 2.30% 2030	1,976	1,734
PayPal Holdings, Inc. 4.40% 2032	5,840	5,920
PayPal Holdings, Inc. 3.25% 2050	283	222
PayPal Holdings, Inc. 5.05% 2052	1,760	1,814
PayPal Holdings, Inc. 5.25% 2062	400	406
Roper Technologies, Inc. 1.00% 2025	1,000	919
Roper Technologies, Inc. 1.40% 2027	750	660
Roper Technologies, Inc. 1.75% 2031	500	407
salesforce.com, inc. 1.95% 2031	600	518
salesforce.com, inc. 2.70% 2041	250	200
salesforce.com, inc. 2.90% 2051	275	217
salesforce.com, inc. 3.05% 2061	1,200	923
ServiceNow, Inc. 1.40% 2030	19,148	15,517
VeriSign, Inc. 2.70% 2031	781	653
Visa, Inc. 1.10% 2031	2,200	1,796
Visa, Inc. 2.00% 2050	450	308
		97,292

Real estate 4.77%
Alexandria Real Estate Equities, Inc. 3.80% 2026	100	99
Alexandria Real Estate Equities, Inc. 2.75% 2029	175	158
American Campus Communities, Inc. 3.75% 2023	1,715	1,722
American Campus Communities, Inc. 4.125% 2024	1,443	1,464
American Campus Communities, Inc. 3.30% 2026	1,660	1,640
American Campus Communities, Inc. 3.625% 2027	229	229
American Campus Communities, Inc. 2.85% 2030	86	83
American Campus Communities, Inc. 3.875% 2031	284	285
American Tower Corp. 1.45% 2026	854	763
American Tower Corp. 1.60% 2026	1,574	1,437
American Tower Corp. 3.65% 2027	4,060	3,953
American Tower Corp. 2.30% 2031	2,399	1,964
American Tower Corp. 2.70% 2031	3,277	2,784
American Tower Corp. 4.05% 2032	1,561	1,472
American Tower Corp. 2.95% 2051	285	201
Corporate Office Properties LP 2.00% 2029	362	303
Corporate Office Properties LP 2.75% 2031	620	522
Corporate Office Properties LP 2.90% 2033	619	504
Crown Castle International Corp. 2.50% 2031	7,937	6,702
Equinix, Inc. 2.625% 2024	3,482	3,413
Equinix, Inc. 1.25% 2025	3,123	2,888
Equinix, Inc. 2.90% 2026	583	553
Equinix, Inc. 1.80% 2027	470	417
Equinix, Inc. 1.55% 2028	1,735	1,492
Equinix, Inc. 2.00% 2028	537	473
Equinix, Inc. 3.20% 2029	3,945	3,617
Equinix, Inc. 2.15% 2030	5,288	4,447
Equinix, Inc. 2.50% 2031	7,086	6,005
Equinix, Inc. 3.90% 2032	1,280	1,212
Equinix, Inc. 3.00% 2050	1,274	919
Equinix, Inc. 3.40% 2052	2,048	1,584
Extra Space Storage, Inc. 2.35% 2032	607	499

14	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Invitation Homes Operating Partnership LP 2.30% 2028	845	$739
Invitation Homes Operating Partnership LP 2.00% 2031	1,424	1,144
Invitation Homes Operating Partnership LP 2.70% 2034	606	491
Public Storage 2.30% 2031	733	639
Scentre Group 3.50% 2025[2]	48	47
Sun Communities Operating LP 2.30% 2028	381	334
Sun Communities Operating LP 2.70% 2031	7,486	6,337
Sun Communities Operating LP 4.20% 2032	1,503	1,416
VICI Properties LP 4.375% 2025	770	768
VICI Properties LP 4.75% 2028	6,733	6,669
VICI Properties LP 4.95% 2030	3,061	3,013
VICI Properties LP 5.125% 2032	8,813	8,750
Westfield Corp., Ltd. 3.50% 2029[2]	208	190
		84,341

Consumer discretionary 3.20%
Amazon.com, Inc. 1.20% 2027	1,191	1,075
Amazon.com, Inc. 3.45% 2029	213	212
Amazon.com, Inc. 1.50% 2030	3,811	3,254
Amazon.com, Inc. 2.10% 2031	927	817
Amazon.com, Inc. 2.875% 2041	934	780
American Honda Finance Corp. 1.20% 2025	3,818	3,571
Bayerische Motoren Werke AG 3.90% 2025[2]	257	260
Bayerische Motoren Werke AG 2.55% 2031[2]	1,534	1,356
Daimler Trucks Finance North America, LLC 3.50% 2025[2]	2,000	1,989
Daimler Trucks Finance North America, LLC 3.65% 2027[2]	2,475	2,428
Daimler Trucks Finance North America, LLC 2.375% 2028[2]	2,025	1,799
Daimler Trucks Finance North America, LLC 2.50% 2031[2]	4,685	3,935
General Motors Company 6.125% 2025	823	872
General Motors Financial Co. 1.20% 2024	1,589	1,501
General Motors Financial Co. 2.75% 2025	3,000	2,891
General Motors Financial Co. 2.40% 2028	450	393
Home Depot, Inc. 3.90% 2028	119	122
Home Depot, Inc. 2.95% 2029	828	789
Home Depot, Inc. 1.375% 2031	2,326	1,918
Home Depot, Inc. 3.125% 2049	91	74
Home Depot, Inc. 3.35% 2050	570	484
Home Depot, Inc. 2.375% 2051	2,795	2,006
Hyundai Capital America 1.80% 2025[2]	774	717
Hyundai Capital America 1.50% 2026[2]	850	762
Hyundai Capital America 2.375% 2027[2]	634	570
Hyundai Capital America 2.00% 2028[2]	1,392	1,197
Hyundai Capital America 2.10% 2028[2]	1,800	1,550
Lowe’s Companies, Inc. 1.30% 2028	171	148
Lowe’s Companies, Inc. 1.70% 2030	1,123	926
Lowe’s Companies, Inc. 3.75% 2032	615	587
Lowe’s Companies, Inc. 4.05% 2047	37	33
Lowe’s Companies, Inc. 3.00% 2050	615	460
Lowe’s Companies, Inc. 4.25% 2052	300	274
Marriott International, Inc. 2.85% 2031	2,260	1,961
Marriott International, Inc. 2.75% 2033	2,040	1,681
Morongo Band of Mission Indians 7.00% 2039[2]	1,100	1,271
Stellantis Finance US, Inc. 1.711% 2027[2]	3,550	3,163
Stellantis Finance US, Inc. 2.691% 2031[2]	7,905	6,536
Toyota Motor Credit Corp. 0.80% 2026	640	584
Toyota Motor Credit Corp. 3.375% 2030	1,339	1,290
VICI Properties LP / VICI Note Co., Inc. 4.625% 2025[2]	383	374
		56,610

Materials 2.58%
Anglo American Capital PLC 2.25% 2028[2]	1,480	1,320
Anglo American Capital PLC 5.625% 2030[2]	1,610	1,685
Anglo American Capital PLC 2.875% 2031[2]	1,000	865
Anglo American Capital PLC 3.95% 2050[2]	696	567
Dow Chemical Co. 4.55% 2025	14	14
Dow Chemical Co. 3.625% 2026	746	747
Dow Chemical Co. 4.80% 2028	500	518

American Funds Corporate Bond Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Dow Chemical Co. 2.10% 2030	4,250	$3,638
Dow Chemical Co. 4.625% 2044	600	574
Dow Chemical Co. 5.55% 2048	290	315
Dow Chemical Co. 4.80% 2049	380	373
Dow Chemical Co. 3.60% 2050	2,000	1,644
Ecolab, Inc. 2.125% 2032	2,170	1,875
Ecolab, Inc. 2.125% 2050	1,000	673
Ecolab, Inc. 2.70% 2051	500	378
Glencore Funding, LLC 4.125% 2024[2]	500	504
Glencore Funding, LLC 1.625% 2026[2]	600	544
Glencore Funding, LLC 2.625% 2031[2]	2,000	1,680
Glencore Funding, LLC 3.375% 2051[2]	800	586
International Flavors & Fragrances, Inc. 1.23% 2025[2]	1,000	918
International Flavors & Fragrances, Inc. 1.832% 2027[2]	3,048	2,686
International Flavors & Fragrances, Inc. 2.30% 2030[2]	5,609	4,764
International Flavors & Fragrances, Inc. 3.268% 2040[2]	500	403
International Flavors & Fragrances, Inc. 3.468% 2050[2]	1,800	1,401
LYB International Finance BV 4.875% 2044	100	96
LYB International Finance III, LLC 1.25% 2025	949	874
LYB International Finance III, LLC 2.25% 2030	1,270	1,086
LYB International Finance III, LLC 3.375% 2040	718	590
LYB International Finance III, LLC 4.20% 2049	249	220
LYB International Finance III, LLC 4.20% 2050	250	221
LYB International Finance III, LLC 3.625% 2051	680	550
Newcrest Finance Pty, Ltd. 3.25% 2030[2]	1,492	1,360
Newcrest Finance Pty, Ltd. 4.20% 2050[2]	340	287
Nutrien, Ltd. 1.90% 2023	111	110
Nutrien, Ltd. 5.00% 2049	300	313
Praxair, Inc. 1.10% 2030	1,682	1,377
Praxair, Inc. 2.00% 2050	866	570
Rio Tinto Finance (USA), Ltd. 2.75% 2051	2,062	1,578
Sherwin-Williams Company 2.75% 2022	22	22
Sherwin-Williams Company 3.125% 2024	700	700
Sherwin-Williams Company 3.45% 2027	400	392
Sherwin-Williams Company 2.20% 2032	250	211
Sherwin-Williams Company 3.80% 2049	550	470
Sherwin-Williams Company 3.30% 2050	1,050	826
Sherwin-Williams Company 2.90% 2052	250	183
South32 Treasury USA 4.35% 2032[2]	3,551	3,411
Vale Overseas, Ltd. 3.75% 2030	1,503	1,402
Westlake Chemical Corp. 5.00% 2046	130	130
		45,651

Total corporate bonds, notes & loans		1,535,550

U.S. Treasury bonds & notes 6.39%
U.S. Treasury 6.39%
U.S. Treasury 0.375% 2023	114	111
U.S. Treasury 0.375% 2024	3,221	3,062
U.S. Treasury 0.625% 2024	1,850	1,765
U.S. Treasury 0.75% 2024	684	653
U.S. Treasury 2.50% 2024	18,132	18,119
U.S. Treasury 0.25% 2025	1	1
U.S. Treasury 2.75% 2025[4]	22,952	22,983
U.S. Treasury 0.50% 2026	1,820	1,672
U.S. Treasury 0.875% 2026	1,148	1,063
U.S. Treasury 1.125% 2026	1,042	969
U.S. Treasury 2.625% 2027	23,052	22,859
U.S. Treasury 1.125% 2028	723	650
U.S. Treasury 1.25% 2028[4]	1,356	1,232
U.S. Treasury 1.25% 2028	1,055	955
U.S. Treasury 1.25% 2028	188	171
U.S. Treasury 2.75% 2029	174	173
U.S. Treasury 2.875% 2032	19,811	19,863
U.S. Treasury 2.375% 2042[4]	2,155	1,868

16	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.25% 2042	638	$636
U.S. Treasury 2.00% 2051	15	12
U.S. Treasury 2.25% 2052[4]	16,859	14,124
		112,941

Asset-backed obligations 1.23%
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 2037[2,5]	2,041	1,863
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 2060[2,5]	4,336	3,982
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 2060[2,5]	298	262
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 2061[2,5]	403	364
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[2,5]	825	816
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[2,5]	16,290	14,555
		21,842

Municipals 0.34%
California 0.09%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034	215	187
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027	965	873
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030	750	635
		1,695

Ohio 0.25%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031	4,635	4,387

Total municipals		6,082

Bonds & notes of governments & government agencies outside the U.S. 0.11%
Panama (Republic of) 2.252% 2032	1,710	1,405
United Mexican States 3.75% 2071	685	485
		1,890

Total bonds, notes & other debt instruments (cost: $1,864,471,000)		1,678,305

Short-term securities 3.35%	Shares
Money market investments 3.35%
Capital Group Central Cash Fund 0.85%[6,7]	591,568	59,157

Total short-term securities (cost: $59,157,000)		59,157
Total investment securities 98.25% (cost: $1,923,628,000)		1,737,462
Other assets less liabilities 1.75%		30,940

Net assets 100.00%		$1,768,402

Futures contracts

						Value and
						unrealized
						(depreciation)
				Notional		appreciation
		Number of		amount		at 5/31/2022
Contracts	Type	contracts	Expiration	(000)		(000)
2 Year U.S. Treasury Note Futures	Long	624	September 2022	USD	131,727	$(94)
5 Year U.S. Treasury Note Futures	Long	319	September 2022		36,032	(69)
10 Year U.S. Treasury Note Futures	Short	1,537	September 2022		(183,599)	848
10 Year Ultra U.S. Treasury Note Futures	Short	2,334	September 2022		(299,883)	1,684
20 Year U.S. Treasury Bond Futures	Long	1,579	September 2022		220,172	(1,661)
30 Year Ultra U.S. Treasury Bond Futures	Long	502	September 2022		78,186	(1,099)
						$(391)

American Funds Corporate Bond Fund	17

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

							Upfront	Unrealized
				Notional		Value at	premium	appreciation
Reference	Financing	Payment	Expiration	amount		5/31/2022	received	at 5/31/2022
index	rate paid	frequency	date	(000)		(000)	(000)	(000)
CDX.NA.IG.38	1.00%	Quarterly	6/20/2027	USD	80,971	$(768)	$(1,116)	$348

Investments in affiliates7

	Value of			Net	Net		Value of
	affiliate at			realized	unrealized		affiliate at	Dividend
	6/1/2021	Additions	Reductions	loss	appreciation		5/31/2022	income
	(000)	(000)	(000)	(000)	(000)		(000)	(000)
Short-term securities 3.35%
Money market investments 3.35%
Capital Group Central Cash Fund 0.85%[6]	$64,118	$840,394	$845,347	$(8)	$—	[8]	$59,157	$101

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $276,201,000, which represented 15.62% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $5,120,000, which represented .29% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Rate represents the seven-day yield at 5/31/2022.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Amount less than one thousand.

Key to abbreviations

Auth. = Authority

CMT = Constant Maturity Treasury

ICE = Intercontinental Exchange, Inc.

LIBOR = London Interbank Offered Rate

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

18	American Funds Corporate Bond Fund

Financial statements

Statement of assets and liabilities
at May 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,864,471)	$1,678,305
Affiliated issuers (cost: $59,157)	59,157	$1,737,462
Cash		301
Receivables for:
Sales of investments	69,406
Sales of fund’s shares	3,935
Dividends and interest	12,790
Variation margin on futures contracts	3,590
Variation margin on centrally cleared swap contracts	28	89,749
		1,827,512
Liabilities:
Payables for:
Purchases of investments	50,754
Repurchases of fund’s shares	3,825
Dividends on fund’s shares	18
Investment advisory services	380
Services provided by related parties	416
Trustees’ deferred compensation	10
Variation margin on futures contracts	3,696
Variation margin on centrally cleared swap contracts	2
Other	9	59,110
Net assets at May 31, 2022		$1,768,402

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,017,951
Total accumulated loss		(249,549)
Net assets at May 31, 2022		$1,768,402

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (179,828 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$861,697	87,626	$9.83
Class C	36,533	3,715	9.83
Class T	10	1	9.83
Class F-1	38,941	3,960	9.83
Class F-2	584,075	59,395	9.83
Class F-3	121,071	12,312	9.83
Class 529-A	55,847	5,679	9.83
Class 529-C	3,926	399	9.83
Class 529-E	1,948	198	9.83
Class 529-T	11	1	9.83
Class 529-F-1	9	1	9.83
Class 529-F-2	9,522	968	9.83
Class 529-F-3	9	1	9.83
Class R-1	1,249	127	9.83
Class R-2	6,067	617	9.83
Class R-2E	1,317	134	9.83
Class R-3	11,103	1,129	9.83
Class R-4	4,427	450	9.83
Class R-5E	2,560	260	9.83
Class R-5	1,014	103	9.83
Class R-6	27,066	2,752	9.83

Refer to the notes to financial statements.

American Funds Corporate Bond Fund	19

Financial statements (continued)

Statement of operations
for the year ended May 31, 2022	(dollars in thousands)

Investment income:
Income:
Interest	$51,812
Dividends from affiliated issuers	101	$51,913
Fees and expenses*:
Investment advisory services	7,282
Distribution services	3,975
Transfer agent services	2,100
Administrative services	615
529 plan services	48
Reports to shareholders	186
Registration statement and prospectus	408
Trustees’ compensation	6
Auditing and legal	96
Custodian	17
Other	16
Total fees and expenses before reimbursement	14,749
Less reimbursement of fees and expenses:
Miscellaneous fee reimbursement	115
Total fees and expenses after reimbursement		14,634
Net investment income		37,279

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(44,759)
Affiliated issuers	(8)
Futures contracts	1,761
Swap contracts	55	(42,951)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(209,257)
Affiliated issuers	— †
Futures contracts	74
Swap contracts	348	(208,835)
Net realized loss and unrealized depreciation		(251,786)
Net decrease in net assets resulting from operations		$(214,507)

* Additional information related to class-specific fees and expenses is included in the notes to financial statements.

† Amount less than one thousand.

Refer to the notes to financial statements.

20	American Funds Corporate Bond Fund

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended May 31,
	2022	2021

Operations:
Net investment income	$37,279	$29,282
Net realized (loss) gain	(42,951)	3,241
Net unrealized depreciation	(208,835)	(39,385)
Net decrease in net assets resulting from operations	(214,507)	(6,862)

Distributions paid or accrued to shareholders	(36,914)	(85,193)

Net capital share transactions	(82,467)	1,012,860

Total (decrease) increase in net assets	(333,888)	920,805

Net assets:
Beginning of year	2,102,290	1,181,485
End of year	$1,768,402	$2,102,290

Refer to the notes to financial statements.

American Funds Corporate Bond Fund	21

Notes to financial statements

1. Organization

American Funds Corporate Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

22	American Funds Corporate Bond Fund

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

American Funds Corporate Bond Fund	23

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$1,535,550	$—	$1,535,550
U.S. Treasury bonds & notes	—	112,941	—	112,941
Asset-backed obligations	—	21,842	—	21,842
Municipals	—	6,082	—	6,082
Bonds & notes of governments & government agencies outside the U.S.	—	1,890	—	1,890
Short-term securities	59,157	—	—	59,157
Total	$59,157	$1,678,305	$—	$1,737,462

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,532	$—	$—	$2,532
Unrealized appreciation on centrally cleared credit default swaps	—	348	—	348
Liabilities:
Unrealized depreciation on futures contracts	(2,923)	—	—	(2,923)
Total	$(391)	$348	$—	$(43)

*	Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

24	American Funds Corporate Bond Fund

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

American Funds Corporate Bond Fund	25

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $1,205,892,000.

26	American Funds Corporate Bond Fund

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $72,170,000.

American Funds Corporate Bond Fund	27

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and credit default swaps as of, or for the year ended, May 31, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$2,532	Unrealized depreciation*	$2,923
Swap (centrally cleared)	Credit	Unrealized appreciation*	348	Unrealized depreciation*	—
			$2,880		$2,923

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$1,761	Net unrealized appreciation on futures contracts	$74
Swap	Credit	Net realized gain on swap contracts	55	Net unrealized appreciation on swap contracts	348
			$1,816		$422

*	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts and credit default swaps. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended May 31, 2022, the fund reclassified $3,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

28	American Funds Corporate Bond Fund

As of May 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,105
Capital loss carryforward[1]	(61,561)
Gross unrealized appreciation on investments	5,092
Gross unrealized depreciation on investments	(194,100)
Net unrealized depreciation on investments	(189,008)
Cost of investments	1,927,544

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended May 31, 2022					Year ended May 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid or accrued		Ordinary income		Long-term capital gains		Total distributions paid or accrued
Class A	$17,451		$—	$17,451		$34,335		$9,032		$43,367
Class C	481		—	481		1,443		481		1,924
Class T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	955		—	955		2,897		799		3,696
Class F-2	12,761		—	12,761		21,850		5,608		27,458
Class F-3	2,818		—	2,818		2,707		658		3,365
Class 529-A	1,097		—	1,097		2,176		563		2,739
Class 529-C	47		—	47		161		53		214
Class 529-E	36		—	36		89		25		114
Class 529-T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	—	[2]	—	—	[2]	54		—		54
Class 529-F-2[3]	206		—	206		240		71		311
Class 529-F-3[3]	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class R-1	15		—	15		34		11		45
Class R-2	67		—	67		218		70		288
Class R-2E	21		—	21		44		13		57
Class R-3	186		—	186		375		104		479
Class R-4	98		—	98		212		57		269
Class R-5E	45		—	45		47		10		57
Class R-5	31		—	31		62		14		76
Class R-6	599		—	599		556		124		680
Total	$36,914		$—	$36,914		$67,500		$17,693		$85,193

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.377% on the first $1.5 billion of daily net assets and decreasing to 0.277% on such assets in excess of $2.5 billion. On March 9, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, replacing the prior series of rates and breakpoints with a new series of decreasing annual rates beginning with 0.253% on the first $15.0 billion of daily net assets and decreasing to 0.212% on such assets in excess of $15.0 billion. For the year ended May 31, 2022, the investment advisory services fees were $7,282,000, which were equivalent to an annualized rate of 0.355% of average daily net assets.

American Funds Corporate Bond Fund	29

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of May 31, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended May 31, 2022, the 529 plan services fees were $48,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

30	American Funds Corporate Bond Fund

For the year ended May 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$2,977	$1,083		$308		Not applicable
Class C	490	52		15		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	141	73		17		Not applicable
Class F-2	Not applicable	757		193		Not applicable
Class F-3	Not applicable	4		40		Not applicable
Class 529-A	153	64		19		$37
Class 529-C	50	5		1		3
Class 529-E	12	1		1		2
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	5		3		6
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	15	1		—	*	Not applicable
Class R-2	49	22		2		Not applicable
Class R-2E	10	3		—	*	Not applicable
Class R-3	64	19		4		Not applicable
Class R-4	14	6		2		Not applicable
Class R-5E	Not applicable	3		1		Not applicable
Class R-5	Not applicable	1		—	*	Not applicable
Class R-6	Not applicable	1		9		Not applicable
Total class-specific expenses	$3,975	$2,100		$615		$48

*	Amount less than one thousand.

Miscellaneous fee reimbursement — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. For the year ended May 31, 2022, total fees and expenses reimbursed by CRMC were $115,000, which CRMC does not intend to recoup. This reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $6,000 in the fund’s statement of operations reflects $7,000 in current fees (either paid in cash or deferred) and a net decrease of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended May 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $13,862,000 and $33,996,000, respectively, which generated $107,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended May 31, 2022.

American Funds Corporate Bond Fund	31

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended May 31, 2022

Class A	$143,060	12,928	$17,313		1,597		$(237,069)	(22,013)	$(76,696)	(7,488)
Class C	8,298	757	478		44		(21,117)	(1,967)	(12,341)	(1,166)
Class T	—	—	—		—		—	—	—	—
Class F-1	14,312	1,319	954		87		(38,221)	(3,529)	(22,955)	(2,123)
Class F-2	288,444	26,541	12,753		1,178		(276,094)	(25,669)	25,103	2,050
Class F-3	51,748	4,853	2,818		259		(56,716)	(5,249)	(2,150)	(137)
Class 529-A	13,532	1,222	1,091		101		(17,394)	(1,585)	(2,771)	(262)
Class 529-C	1,076	97	46		4		(2,497)	(226)	(1,375)	(125)
Class 529-E	420	37	36		3		(1,001)	(89)	(545)	(49)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-2	3,613	325	204		19		(2,141)	(197)	1,676	147
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	583	52	15		2		(473)	(43)	125	11
Class R-2	2,404	224	66		6		(2,821)	(256)	(351)	(26)
Class R-2E	495	45	21		2		(696)	(64)	(180)	(17)
Class R-3	4,256	387	185		17		(4,640)	(428)	(199)	(24)
Class R-4	1,208	109	97		9		(2,789)	(252)	(1,484)	(134)
Class R-5E	2,291	206	44		4		(735)	(66)	1,600	144
Class R-5	282	25	31		3		(908)	(84)	(595)	(56)
Class R-6	24,322	2,183	596		55		(14,247)	(1,306)	10,671	932
Total net increase (decrease)	$560,344	51,310	$36,748		3,390		$(679,559)	(63,023)	$(82,467)	(8,323)

Refer to the end of the table for footnotes.

32	American Funds Corporate Bond Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended May 31, 2021

Class A	$476,484	40,851	$43,133		3,709		$(224,405)	(19,553)	$295,212	25,007
Class C	39,660	3,390	1,913		164		(20,899)	(1,811)	20,674	1,743
Class T	—	—	—		—		—	—	—	—
Class F-1	105,828	9,009	3,689		317		(69,120)	(6,014)	40,397	3,312
Class F-2	763,830	65,008	27,444		2,364		(270,879)	(23,739)	520,395	43,633
Class F-3	141,812	12,405	3,364		290		(43,487)	(3,783)	101,689	8,912
Class 529-A	29,502	2,531	2,734		235		(16,390)	(1,419)	15,846	1,347
Class 529-C	3,233	278	214		18		(5,384)	(460)	(1,937)	(164)
Class 529-E	1,429	122	114		10		(892)	(77)	651	55
Class 529-T	—	—	1		—	[2]	—	—	1	— [2]
Class 529-F-1	1,422	120	43		4		(7,876)	(674)	(6,411)	(550)
Class 529-F-2[3]	10,749	924	310		27		(1,474)	(130)	9,585	821
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	590	51	44		4		(316)	(28)	318	27
Class R-2	3,462	298	273		23		(4,405)	(378)	(670)	(57)
Class R-2E	1,406	121	57		4		(737)	(63)	726	62
Class R-3	7,233	624	478		41		(3,864)	(338)	3,847	327
Class R-4	5,335	456	267		23		(2,276)	(200)	3,326	279
Class R-5E	3,792	323	56		5		(3,788)	(322)	60	6
Class R-5	883	75	76		7		(597)	(51)	362	31
Class R-6	17,029	1,480	680		59		(8,930)	(770)	8,779	769
Total net increase (decrease)	$1,613,689	138,067	$84,890		7,304		$(685,719)	(59,810)	$1,012,860	85,561

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,351,436,000 and $1,501,811,000, respectively, during the year ended May 31, 2022.

American Funds Corporate Bond Fund	33

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
5/31/2022	$11.17	$.19	$(1.34)	$(1.15)	$(.19)	$—	$(.19)	$9.83	(10.47)%	$862		.82%		.81%		1.72%
5/31/2021	11.52	.17	(.03)	.14	(.17)	(.32)	(.49)	11.17	1.07	1,063		.84		.83		1.48
5/31/2020	10.44	.24	1.20	1.44	(.24)	(.12)	(.36)	11.52	14.10	807		.88		.84		2.20
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.32	501		.95		.94		2.80
5/31/2018	10.33	.24	(.30)	(.06)	(.24)	(.03)	(.27)	10.00	(.64)	407		1.03		.90		2.37
Class C:
5/31/2022	11.17	.11	(1.34)	(1.23)	(.11)	—	(.11)	9.83	(11.10)	37		1.53		1.52		1.00
5/31/2021	11.52	.09	(.03)	.06	(.09)	(.32)	(.41)	11.17	.37	55		1.54		1.52		.78
5/31/2020	10.44	.17	1.20	1.37	(.17)	(.12)	(.29)	11.52	13.30	36		1.58		1.54		1.50
5/31/2019	10.00	.20	.44	.64	(.20)	—	(.20)	10.44	6.53	20		1.70		1.69		2.05
5/31/2018	10.33	.16	(.30)	(.14)	(.16)	(.03)	(.19)	10.00	(1.41)	17		1.81		1.68		1.58
Class T:
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.22)[5]	—	[6]	.54	[5]	.53	[5]	2.00	[5]
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.34 [5]	—	[6]	.57	[5]	.56	[5]	1.76	[5]
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.43 [5]	—	[6]	.59	[5]	.55	[5]	2.51	[5]
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.60 [5]	—	[6]	.69	[5]	.68	[5]	3.06	[5]
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.40)[5]	—	[6]	.83	[5]	.68	[5]	2.56	[5]
Class F-1:
5/31/2022	11.17	.19	(1.34)	(1.15)	(.19)	—	(.19)	9.83	(10.45)	39		.80		.80		1.72
5/31/2021	11.52	.18	(.03)	.15	(.18)	(.32)	(.50)	11.17	1.10	68		.81		.79		1.49
5/31/2020	10.44	.25	1.20	1.45	(.25)	(.12)	(.37)	11.52	14.13	32		.84		.80		2.18
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.30	6		.98		.97		2.77
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.69)	9		1.05		.94		2.35
Class F-2:
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.22)	584		.54		.53		2.01
5/31/2021	11.52	.21	(.03)	.18	(.21)	(.32)	(.53)	11.17	1.37	641		.54		.52		1.72
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.44	158		.57		.53		2.47
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.60	38		.69		.67		3.07
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.41)	26		.76		.66		2.64
Class F-3:
5/31/2022	11.17	.23	(1.34)	(1.11)	(.23)	—	(.23)	9.83	(10.11)	121		.42		.42		2.11
5/31/2021	11.52	.22	(.03)	.19	(.22)	(.32)	(.54)	11.17	1.47	139		.45		.43		1.85
5/31/2020	10.44	.29	1.20	1.49	(.29)	(.12)	(.41)	11.52	14.55	41		.48		.44		2.56
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.72	11		.59		.57		3.17
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.32)	8		.71		.58		2.69
Class 529-A:
5/31/2022	11.17	.19	(1.34)	(1.15)	(.19)	—	(.19)	9.83	(10.47)	56		.82		.81		1.72
5/31/2021	11.52	.17	(.03)	.14	(.17)	(.32)	(.49)	11.17	1.08	66		.83		.81		1.50
5/31/2020	10.44	.24	1.20	1.44	(.24)	(.12)	(.36)	11.52	14.09	53		.88		.84		2.20
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.33	31		.95		.94		2.80
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.73)	23		1.09		.98		2.32

Refer to the end of the table for footnotes.

34	American Funds Corporate Bond Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
5/31/2022	$11.17	$.10	$(1.34)	$(1.24)	$(.10)	$—	$(.10)	$9.83	(11.15)%	$4		1.58%		1.57%		.94%
5/31/2021	11.52	.08	(.03)	.05	(.08)	(.32)	(.40)	11.17	.32	6		1.59		1.58		.77
5/31/2020	10.44	.16	1.20	1.36	(.16)	(.12)	(.28)	11.52	13.24	8		1.64		1.60		1.45
5/31/2019	10.00	.20	.44	.64	(.20)	—	(.20)	10.44	6.47	6		1.75		1.74		2.00
5/31/2018	10.33	.15	(.30)	(.15)	(.15)	(.03)	(.18)	10.00	(1.47)	4		1.86		1.74		1.53
Class 529-E:
5/31/2022	11.17	.17	(1.34)	(1.17)	(.17)	—	(.17)	9.83	(10.64)	2		1.02		1.01		1.51
5/31/2021	11.52	.15	(.03)	.12	(.15)	(.32)	(.47)	11.17	.87	3		1.04		1.02		1.30
5/31/2020	10.44	.22	1.20	1.42	(.22)	(.12)	(.34)	11.52	13.89	2		1.06		1.02		2.00
5/31/2019	10.00	.26	.44	.70	(.26)	—	(.26)	10.44	7.09	1		1.17		1.16		2.58
5/31/2018	10.33	.21	(.30)	(.09)	(.21)	(.03)	(.24)	10.00	(.90)	1		1.29		1.16		2.11
Class 529-T:
5/31/2022	11.17	.21	(1.34)	(1.13)	(.21)	—	(.21)	9.83	(10.26)[5]	—	[6]	.58	[5]	.58	[5]	1.96	[5]
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.29 [5]	—	[6]	.62	[5]	.60	[5]	1.73	[5]
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.38 [5]	—	[6]	.64	[5]	.61	[5]	2.46	[5]
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.52 [5]	—	[6]	.76	[5]	.75	[5]	3.00	[5]
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.47)[5]	—	[6]	.89	[5]	.75	[5]	2.49	[5]
Class 529-F-1:
5/31/2022	11.17	.21	(1.34)	(1.13)	(.21)	—	(.21)	9.83	(10.28)[5]	—	[6]	.61	[5]	.60	[5]	1.93	[5]
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.30 [5]	—	[6]	.64	[5]	.61	[5]	1.90	[5]
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.37	6		.64		.60		2.44
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.54	4		.75		.73		3.02
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.48)	2		.85		.74		2.57
Class 529-F-2:
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.21)	9		.53		.52		2.02
5/31/2021[7,8]	11.68	.11	(.19)	(.08)	(.11)	(.32)	(.43)	11.17	(.82)[9]	9		.54	[10]	.53	[10]	1.66	[10]
Class 529-F-3:
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.17)	—	[6]	.48		.48		2.05
5/31/2021[7,8]	11.68	.11	(.19)	(.08)	(.11)	(.32)	(.43)	11.17	(.79)[9]	—	[6]	.59	[10]	.49	[10]	1.69	[10]
Class R-1:
5/31/2022	11.17	.11	(1.34)	(1.23)	(.11)	—	(.11)	9.83	(11.08)	1		1.50		1.50		1.03
5/31/2021	11.52	.09	(.03)	.06	(.09)	(.32)	(.41)	11.17	.40	1		1.51		1.50		.82
5/31/2020	10.44	.18	1.20	1.38	(.18)	(.12)	(.30)	11.52	13.41	1		1.49		1.45		1.58
5/31/2019	10.00	.21	.44	.65	(.21)	—	(.21)	10.44	6.64	1		1.59		1.57		2.18
5/31/2018	10.33	.18	(.30)	(.12)	(.18)	(.03)	(.21)	10.00	(1.19)[5]	—	[6]	1.59	[5]	1.48	[5]	1.83	[5]

Refer to the end of the table for footnotes.

American Funds Corporate Bond Fund	35

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-2:
5/31/2022	$11.17	$.11	$(1.34)	$(1.23)	$(.11)	$—	$(.11)	$9.83	(11.08)%	$6		1.50%		1.49%		1.04%
5/31/2021	11.52	.09	(.03)	.06	(.09)	(.32)	(.41)	11.17	.39	7		1.52		1.50		.83
5/31/2020	10.44	.17	1.20	1.37	(.17)	(.12)	(.29)	11.52	13.34	8		1.55		1.51		1.53
5/31/2019	10.00	.21	.44	.65	(.21)	—	(.21)	10.44	6.58	5		1.65		1.63		2.11
5/31/2018	10.33	.17	(.30)	(.13)	(.17)	(.03)	(.20)	10.00	(1.35)	3		1.74		1.61		1.68
Class R-2E:
5/31/2022	11.17	.14	(1.34)	(1.20)	(.14)	—	(.14)	9.83	(10.84)	1		1.23		1.23		1.30
5/31/2021	11.52	.13	(.03)	.10	(.13)	(.32)	(.45)	11.17	.67	2		1.25		1.23		1.08
5/31/2020	10.44	.20	1.20	1.40	(.20)	(.12)	(.32)	11.52	13.67	1		1.26		1.22		1.81
5/31/2019	10.00	.24	.44	.68	(.24)	—	(.24)	10.44	6.90	—	[6]	1.35		1.33		2.45
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.73)[5]	—	[6]	1.32	[5]	1.22	[5]	2.16	[5]
Class R-3:
5/31/2022	11.17	.16	(1.34)	(1.18)	(.16)	—	(.16)	9.83	(10.69)	11		1.07		1.06		1.47
5/31/2021	11.52	.14	(.03)	.11	(.14)	(.32)	(.46)	11.17	.82	13		1.09		1.07		1.24
5/31/2020	10.44	.22	1.20	1.42	(.22)	(.12)	(.34)	11.52	13.82	10		1.13		1.09		1.96
5/31/2019	10.00	.25	.44	.69	(.25)	—	(.25)	10.44	7.03	7		1.22		1.21		2.54
5/31/2018	10.33	.21	(.30)	(.09)	(.21)	(.03)	(.24)	10.00	(.92)	4		1.28		1.18		2.16
Class R-4:
5/31/2022	11.17	.19	(1.34)	(1.15)	(.19)	—	(.19)	9.83	(10.43)	4		.77		.77		1.75
5/31/2021	11.52	.18	(.03)	.15	(.18)	(.32)	(.50)	11.17	1.12	6		.79		.77		1.52
5/31/2020	10.44	.25	1.20	1.45	(.25)	(.12)	(.37)	11.52	14.16	4		.83		.79		2.27
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.34	3		.93		.92		2.82
5/31/2018	10.33	.24	(.30)	(.06)	(.24)	(.03)	(.27)	10.00	(.66)	2		1.05		.92		2.36
Class R-5E:
5/31/2022	11.17	.21	(1.34)	(1.13)	(.21)	—	(.21)	9.83	(10.25)	3		.57		.56		2.01
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.30	1		.62		.60		1.73
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.37	1		.64		.59		2.43
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.59	1		.70		.68		3.08
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.35)	—	[6]	.81		.61		2.66
Class R-5:
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.17)	1		.49		.48		2.02
5/31/2021	11.52	.21	(.03)	.18	(.21)	(.32)	(.53)	11.17	1.41	2		.51		.49		1.83
5/31/2020	10.44	.28	1.20	1.48	(.28)	(.12)	(.40)	11.52	14.49	1		.53		.49		2.55
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.67	1		.63		.61		3.14
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.37)	1		.74		.62		2.67
Class R-6:
5/31/2022	11.17	.23	(1.34)	(1.11)	(.23)	—	(.23)	9.83	(10.12)	27		.42		.42		2.13
5/31/2021	11.52	.22	(.03)	.19	(.22)	(.32)	(.54)	11.17	1.47	20		.45		.43		1.89
5/31/2020	10.44	.29	1.20	1.49	(.29)	(.12)	(.41)	11.52	14.55	12		.48		.45		2.62
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.70	7		.60		.58		3.21
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.36)	1		.76		.62		2.63

Refer to the end of the table for footnotes.

36	American Funds Corporate Bond Fund

Financial highlights (continued)

	Year ended May 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[11]	118%	146%	232%	203%	153%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC and/or AFS. During one of the years shown, CRMC waived a portion of investment advisory services fees. In addition, during one of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during one of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Annualized.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

American Funds Corporate Bond Fund	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Corporate Bond Fund (the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
July 12, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

38	American Funds Corporate Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2021, through May 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Corporate Bond Fund	39

Expense example (continued)

	Beginning account value 12/1/2021	Ending account value 5/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$879.78	$3.66	.78%
Class A – assumed 5% return	1,000.00	1,021.04	3.93	.78
Class C – actual return	1,000.00	876.60	7.06	1.51
Class C – assumed 5% return	1,000.00	1,017.40	7.59	1.51
Class T – actual return	1,000.00	881.02	2.34	.50
Class T – assumed 5% return	1,000.00	1,022.44	2.52	.50
Class F-1 – actual return	1,000.00	879.81	3.66	.78
Class F-1 – assumed 5% return	1,000.00	1,021.04	3.93	.78
Class F-2 – actual return	1,000.00	880.95	2.39	.51
Class F-2 – assumed 5% return	1,000.00	1,022.39	2.57	.51
Class F-3 – actual return	1,000.00	881.48	1.88	.40
Class F-3 – assumed 5% return	1,000.00	1,022.94	2.02	.40
Class 529-A – actual return	1,000.00	879.74	3.70	.79
Class 529-A – assumed 5% return	1,000.00	1,020.99	3.98	.79
Class 529-C – actual return	1,000.00	876.40	7.25	1.55
Class 529-C – assumed 5% return	1,000.00	1,017.20	7.80	1.55
Class 529-E – actual return	1,000.00	878.89	4.59	.98
Class 529-E – assumed 5% return	1,000.00	1,020.04	4.94	.98
Class 529-T – actual return	1,000.00	880.81	2.53	.54
Class 529-T – assumed 5% return	1,000.00	1,022.24	2.72	.54
Class 529-F-1 – actual return	1,000.00	880.71	2.67	.57
Class 529-F-1 – assumed 5% return	1,000.00	1,022.09	2.87	.57
Class 529-F-2 – actual return	1,000.00	881.05	2.34	.50
Class 529-F-2 – assumed 5% return	1,000.00	1,022.44	2.52	.50
Class 529-F-3 – actual return	1,000.00	881.25	2.06	.44
Class 529-F-3 – assumed 5% return	1,000.00	1,022.74	2.22	.44
Class R-1 – actual return	1,000.00	876.65	7.02	1.50
Class R-1 – assumed 5% return	1,000.00	1,017.45	7.54	1.50
Class R-2 – actual return	1,000.00	876.64	6.97	1.49
Class R-2 – assumed 5% return	1,000.00	1,017.50	7.49	1.49
Class R-2E – actual return	1,000.00	877.86	5.71	1.22
Class R-2E – assumed 5% return	1,000.00	1,018.85	6.14	1.22
Class R-3 – actual return	1,000.00	878.63	4.92	1.05
Class R-3 – assumed 5% return	1,000.00	1,019.70	5.29	1.05
Class R-4 – actual return	1,000.00	879.93	3.52	.75
Class R-4 – assumed 5% return	1,000.00	1,021.19	3.78	.75
Class R-5E – actual return	1,000.00	880.77	2.63	.56
Class R-5E – assumed 5% return	1,000.00	1,022.14	2.82	.56
Class R-5 – actual return	1,000.00	881.20	2.16	.46
Class R-5 – assumed 5% return	1,000.00	1,022.64	2.32	.46
Class R-6 – actual return	1,000.00	881.48	1.88	.40
Class R-6 – assumed 5% return	1,000.00	1,022.94	2.02	.40

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

40	American Funds Corporate Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended May 31, 2022:

Qualified dividend income	$161,000
Section 163(j) interest dividends	$40,541,000
Corporate dividends received deduction	$65,000
U.S. government income that may be exempt from state taxation	$1,025,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

American Funds Corporate Bond Fund	41

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2023. The agreement was amended to lower the current fee schedule resulting in an overall lower advisory fee. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2021. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. The board also considered and approved the amended fee schedule to the agreement that lowered the current fee schedule and resulted in an overall lower advisory fee. The board noted that there would be no diminution in services provided as a result of the lower advisory fee.

In addition, the board and the committee reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

42	American Funds Corporate Bond Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of each fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Corporate Bond Fund	43

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”).The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2020, through September 30, 2021. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

44	American Funds Corporate Bond Fund

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American Funds Corporate Bond Fund	45

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American Funds Corporate Bond Fund	47

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American Funds Corporate Bond Fund	49

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2012	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Mary Davis Holt, 1950	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993-2003)	87	None
Merit E. Janow, 1958	2012	Former Dean and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2012	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin 1970 Trustee	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071,Attention: Secretary.

50	American Funds Corporate Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Scott Sykes, 1971 President	2018	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Karen Choi, 1973 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Corporate Bond Fund	51

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

52	American Funds Corporate Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Corporate Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Corporate Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietaary rights in the BLoomberg indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express of implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

CBF

Registrant:

a) Audit Fees:
Audit	2021	86,000
	2022	83,000

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	9,000
	2022	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	None
	2022	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	None
	2022	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $11,000 for fiscal year 2021 and $9,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS CORPORATE BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: July 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: July 29, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: July 29, 2022